SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 11, 2004



                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


       DELAWARE                    1-11860                       04-3144936
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   (State or other               (Commission                    (IRS Employer
   jurisdiction of               File Number)                Identification No.)
    incorporation)

      1370 Dell Ave., Campbell, CA                          95008
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(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (408) 866-8300


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Item 7. Financial Statements and Exhibits

(c)      Exhibits

         99.1 Focus Enhancements, Inc. earnings press release for the three months ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

On May 11, 2004, Focus Enhancements, Inc. issued a press release discussing its results of operations for the three months ended March 31, 2004. This press release is furnished as Exhibit 99.1 to this Form 8-K. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FOCUS ENHANCEMENTS, INC.


Date:  May 11, 2004                        By:        /s/ Gary Williams
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                                           Name:      Gary Williams
                                           Title:     VP of Finance and CFO


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